Execution Version
THIRD AMENDMENT TO CREDIT AGREEMENT
THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August [28], 2025, among AVIAT NETWORKS, INC., a Delaware corporation (the “Parent”), AVIAT U.S., INC., a Delaware corporation (“Aviat US”), AVIAT NETWORKS (S) PTE. LTD., a company incorporated and validly existing under the laws of Singapore (“Aviat Singapore”, together with Parent and Aviat US, the “Borrowers” and each a “Borrower”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrowers, the lenders party thereto prior to the effectiveness of this Amendment (collectively, the “Existing Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of May 9, 2023 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);
WHEREAS, the Borrowers have requested (i) Incremental Term Loan Commitments to make additional term loans (the “Third Amendment Incremental Term Loans”) pursuant to Section 5.13 of the Existing Credit Agreement in an aggregate principal amount of $20,000,000 (the “Third Amendment Incremental Term Loan Commitments”), which will be made available by certain Incremental Lenders (the “Incremental Term Lenders”) on the Amendment Effective Date (as defined below and subject to the conditions specified herein) and the principal amount of which will be added to the outstanding principal amount of the Initial Term Loans under the Existing Credit Agreement immediately prior to this Amendment, (ii) an Incremental Revolving Credit Facility Increase pursuant to Section 5.13 of the Existing Credit Agreement in an aggregate principal amount of $20,000,000 (the “Third Amendment Incremental Revolving Increase” and, collectively with the Third Amendment Incremental Term Loan Commitments, the “Third Amendment Incremental Increase”) which will be made available by certain Incremental Lenders (the “Incremental Revolving Lenders”) on the Amendment Effective Date, (iii) that all or a portion of the Third Amendment Incremental Increase be provided by one or more Persons that is not an Existing Lender (such persons, collectively, the “Joining Lenders” and together with the Existing Lender(s), if any, providing such Third Amendment Incremental Increase hereunder, collectively, the “Incremental Lenders”) and (iv) certain additional changes to the Existing Credit Agreement; and
WHEREAS, subject to the terms and conditions set forth below, (i) the Incremental Lenders party hereto agree to provide the Third Amendment Incremental Increase and (ii) the Lenders party hereto have agreed to make certain changes to the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Third Amendment Incremental Increase.
(a)This Amendment is an agreement to incur the Third Amendment Incremental Term Loans pursuant to Section 5.13 of the Existing Credit Agreement, and such Third Amendment Incremental Term Loans shall constitute “Incremental Term Loans” as contemplated under Section 5.13 of the Existing Credit Agreement and shall be incurred in the form of additional term loans, the principal
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amount of which will be added to the outstanding principal amount of the existing Initial Term Loans. Subject to the satisfaction of the conditions set forth in Section 4 below, each of the Incremental Term Lenders agrees, effective as of the Amendment Effective Date, to extend the Third Amendment Incremental Term Loan Commitment set forth opposite such Incremental Term Lender’s name under the heading “Third Amendment Incremental Term Loan Commitment” in Schedule I attached hereto to Aviat US in a single draw in Dollars on the Amendment Effective Date. From and after the Amendment Effective Date, (i) each Incremental Term Lender shall be a “Lender” and a “Term Loan Lender” for all purposes under the Credit Agreement and the other Loan Documents, (ii) the Third Amendment Incremental Term Loan Commitment of each Incremental Term Lender shall be a “Commitment” and a “Term Loan Commitment” for all purposes under the Credit Agreement and the other Loan Documents and (iii) the Third Amendment Incremental Term Loans shall be “Initial Term Loans” and “Term Loans” for all purposes under the Credit Agreement and the other Loan Documents and subject to the terms thereof. Other than with respect to the Upfront Fee set forth in Section 3 below, the Third Amendment Incremental Term Loans shall have the same terms and be subject to the same provisions (including with respect to the Guaranty Agreement and Security Documents and Collateral, procedures for the advance of term loans, use of proceeds provisions, Applicable Margin and interest provisions, and rights to repayment and prepayment (voluntary and mandatory)) as the Initial Term Loans and will be added to, and thus constitute part of (as a single tranche), the Initial Term Loans outstanding under the Existing Credit Agreement. The Third Amendment Incremental Term Loan Commitment of each Incremental Term Lender shall automatically terminate upon the funding of the Third Amendment Incremental Term Loans on the Amendment Effective Date.
(b)Each Incremental Revolving Lender party hereto acknowledges and agrees that its Revolving Credit Commitment and Revolving Credit Commitment Percentage as of the Amendment Effective Date (after giving effect to this Amendment) are set forth on Schedule II attached hereto. Each of the parties hereto acknowledges and agrees that, on the Amendment Effective Date, any outstanding Revolving Credit Loans and the Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations shall be reallocated by the Administrative Agent among the Revolving Credit Lenders (including the Incremental Revolving Lenders) in accordance with their respective Revolving Credit Commitment Percentages set forth on Schedule II attached hereto and the requisite assignments shall be deemed to be made in such amounts among the Revolving Credit Lenders (including any Existing Lenders not party hereto) to the extent necessary to make such reallocation, with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions. Each Incremental Revolving Lender agrees to make all payments and adjustments necessary to effect such reallocation, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve.
Section 2.Amendments to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows:
(a)The definition of “Initial Term Loan” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated to read as follows:
“Initial Term Loan” means collectively, the term loan made to Aviat US by the Term Loan Lenders pursuant to Section 4.1 and the Incremental Term Loan made to Aviat US pursuant to the terms of the Third Amendment.
(b)The definition of “Material Subsidiary” in Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end of such definition:
(c)“Notwithstanding the foregoing, each Subsidiary that owns (i) the Equity Interests of a Material Subsidiary, or (ii) any Intellectual Property (as defined in the Collateral Agreement) that is material to the operation of the businesses of the Parent and its Subsidiaries shall in each case be a “Material Subsidiary” for all purposes hereunder.”

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(d)The second sentence of the definition of “Revolving Credit Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated to read as follows:
(e)The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the Third Amendment Effective Date shall be $95,000,000.
(f)The following defined terms are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order:
Section 3.“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.
Section 4.“Third Amendment Effective Date” means August [28], 2025.
(a)The defined term “Unrestricted Cash and Cash Equivalents” is hereby deleted from Section 1.1 of the Existing Credit Agreement.
Section 5.Joinder of Joining Lenders.

(a)Each Joining Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets the requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 12.9(b)(iii) of the Credit Agreement), (C) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder with the Commitments applicable to such Joining Lender as set forth on Schedules I and/or II, as applicable, attached hereto (as such Commitments may be modified at any time or from time to time pursuant to the terms of the Loan Documents), (D) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitments and either it, or the Person exercising discretion in making its decision to acquire its Commitments, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to acquire its Commitments, (F) it has, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to acquire its Commitments, and (G) if it is a Foreign Lender, it has delivered to the Administrative Agent and the Parent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Joining Lender; and (ii) agrees that (A) it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. On and after the Amendment Effective Date, all references to the “Lenders” in the Credit Agreement and the other Loan Documents shall be deemed to include the Joining Lenders.
(b)Each of the Borrowers, the Administrative Agent, the Issuing Lender(s) and the Swingline Lender hereby consent to the Joining Lender(s) providing the Incremental Increase.

Section 6.Conditions to Effectiveness. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Amendment Effective Date”):

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(a)The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)this Amendment, duly executed by a Responsible Officer of each Credit Party, the Administrative Agent and the Required Lenders, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel;
(ii)a Note executed by the applicable Borrower(s) in favor of each Joining Lender requesting a Note; and
(iii)a certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, (C) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder, including the Incremental Increase, and the execution, delivery and performance of this Amendment, the Credit Agreement and the other Loan Documents to which it is a party, and (D) attached thereto is a true, correct and complete copy of such certificates of good standing (including bring down certificates) from the applicable secretary of state of the state of incorporation, organization or formation (or equivalent), as applicable, of each Credit Party.
(b)The Parent shall have delivered to the Administrative Agent a Compliance Certificate demonstrating that the Consolidated Total Leverage Ratio is at least 0.25 to 1.00 less than the maximum Consolidated Total Leverage Ratio in effect as of the Amendment Effective Date pursuant to Section 9.13(a), based on the financial statements for the most recently completed Reference Period, both before and after giving effect on a Pro Forma Basis to the incurrence of the Incremental Increase (and assuming that the Third Amendment Incremental Term Loans and the Third Amendment Incremental Revolving Increase is fully drawn) and any other event consummated in connection therewith giving rise to a Pro Forma Basis adjustment.
(c)The Borrowers shall have paid to the Administrative Agent, for the ratable account of each Incremental Lender, upfront fees in an amount equal to 0.35% of the aggregate principal amount of the sum of such Incremental Lender’s (i) Third Amendment Incremental Term Loan Commitments and (ii) with respect to any Joining Lender, Revolving Credit Commitments and (iii) with respect to any Existing Lender, Revolving Credit Commitments on the date hereof after giving effect to this Amendment that are in excess of the Revolving Credit Commitments of such Existing Lender immediately prior to giving effect to this Amendment.
(d)The Borrowers shall have paid all fees and expenses of the Administrative Agent, Wells Fargo Securities, LLC and their counsel and the Lenders and all other fees and expenses, in each case, required to be paid on the Amendment Effective Date.
(e)For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

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Section 7.Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Amendment Effective Date that, in each case:
(a)all of the representations and warranties set forth in Article VII of the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the Amendment Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty remains true and correct in all respects as of such earlier date);
(b)    no Default or Event of Default exists and is continuing;
(c)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(d)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Credit Party, and each such document constitutes the legal, valid and binding obligation of each such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
Section 8.Reference to and Effect on the Credit Agreement and the Loan Documents. Except as expressly provided herein, the Existing Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement.
Section 9.Further Assurances. Each Credit Party agrees to, to the extent required by the Loan Documents, make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Administrative Agent may reasonably require for the purposes of implementing or effectuating the provisions of this Amendment and the other Loan Documents.
Section 10.Acknowledgement and Reaffirmation. Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party (as amended pursuant to this Amendment), (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party (as amended pursuant to this

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Amendment) and (c) agrees that each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) remains in full force and effect and is hereby ratified and confirmed.
Section 11.Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 12.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
Section 12.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 13.Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
Section 14.Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.
Section 15.Waiver of Notice of Prepayment. The Administrative Agent and the Lenders hereby waive any required notice of prepayment with respect to the Delayed Draw Term Loans outstanding under the Existing Credit Agreement that may otherwise exist under the Credit Agreement.
Section 16.Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their successors and permitted assigns.
Section 17.Arrangers. In connection with this Amendment and the Third Amendment Incremental Increase provided hereunder, and subject to Section 11.8 of the Credit Agreement, Wells Fargo Securities, LLC and Silicon Valley Bank, a division of First Citizens Bank & Trust Company, shall serve as joint lead arrangers and joint bookrunners for such Third Amendment Incremental Increase.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AVIAT NETWORKS, INC., as Parent and a Borrower

By:
    Name:
    Title:

AVIAT U.S., INC., as a Borrower

By:
    Name:
    Title:
AVIAT NETWORKS (S) PTE. LTD., as a Borrower

By:
    Name:
    Title:

Aviat Networks, Inc.
Third Amendment to Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, an Issuing Lender and a Lender

By: ___________________________________
Name:
Title:

Aviat Networks, Inc.
Third Amendment to Credit Agreement
Signature Page

CITIBANK, N.A., as a Lender and an Issuing Lender

By: ___________________________________
Name:
Title:

Aviat Networks, Inc.
Third Amendment to Credit Agreement
Signature Page

SILICON VALLEY BANK, a division of First Citizens Bank & Trust Company, as an Incremental Lender

By: ___________________________________
Name:
Title:

Aviat Networks, Inc.
Third Amendment to Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as an Incremental Lender

By: ___________________________________
Name:
Title:
Aviat Networks, Inc.
Third Amendment to Credit Agreement
Signature Page

SCHEDULE I

THIRD AMENDMENT INCREMENTAL TERM LOAN COMMITMENTS

Lender	Third Amendment Incremental Term Loan Commitment
Silicon Valley Bank, a division of First Citizens Bank & Trust Company	$17,500,000.00
HSBC Bank USA, National Association	$2,500,000.00
TOTALS	$20,000,000.00

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SCHEDULE II

REVOLVING CREDIT COMMITMENTS AND COMMITMENT PERCENTAGES (GIVING EFFECT TO THIRD AMENDMENT INCREMENTAL REVOLVING INCREASE)

Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Wells Fargo Bank, National Association	$37,882,812.50	39.876644737%
Citibank, N.A.	$25,000,000.00	26.315789474%
Regions Bank	$12,117,187.50	12.754934211%
Silicon Valley Bank, a division of First Citizens Bank & Trust Company	$17,500,000.00	18.421052632%
HSBC Bank USA, National Association	$2,500,000.00	2.631578947%
TOTALS	$95,000,000.00	100.00000000%

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